SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 25, 2000



                            MAVERICK TUBE CORPORATION
                  _____________________________________________

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                            1-10651                  43-1455766
  _____________________                  ____________           _______________
(State or Other Jurisdiction             (Commission               (IRS Employer
       of Incorporation)                  File Number)       Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri              63017
____________________________________________________________       ____________
(Address of Principal Executive Offices)                              (Zip Code)



                                 (636) 733-1600
                          _____________________________

              (Registrant's telephone number, including area code)

                                Not applicable.
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

    Maverick Tube Corporation will supply certain historical financial informa-tion to certain analysts who cover Maverick's common stock during its third quarter 2000 earnings conference call on Wednesday, October 25 at 9:00 a.m. CDT. The financial information is attached hereto as Exhibit 99.1.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         None.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 25, 2000


                            MAVERICK TUBE CORPORATION


                                    By:  /s/ Barry R. Pearl
                                       __________________________________
                                                      Barry R. Pearl
                                           Vice President of Finance and Chief
                                                    Financial Officer




                                  EXHIBIT INDEX

Exhibit        Description
_______        ___________

99.1           Certain Historical Financial Information